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                                                                    Exhibit 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Amendment No.3 Registration Statement on Form S-3 of our report dated February 4, 2003 relating to the consolidated financial statements, which appear in WCI Communities, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP


PRICEWATERHOUSECOOPERS LLP
Miami, Florida
November 21, 2003